EXHIBIT 10.1

ELEVENTH AMENDMENT TO AMENDED AND RESTATED
PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT

This ELEVENTH AMENDMENT TO AMENDED AND RESTATED PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT (this “Amendment”) is made and entered into June 18, 2012, by and between GE Capital Retail Bank, formerly GE Money Bank (“Bank”), Select Comfort Corporation (“Select Comfort”) and Select Comfort Retail Corporation (“SCRC” and collectively with Select Comfort “Retailer”) to amend that certain Amended and Restated Private Label Consumer Credit Card Program Agreement dated as of December 14, 2005 (as amended, modified and supplemented from time to time, the “Agreement”), among such parties.  Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.

WHEREAS, Bank and Retailer are parties to the Agreement, and it is their mutual desire that the Agreement be amended in accordance with the terms and conditions set forth herein, including, without limitation, to modify certain existing Program Fee Percentages (as defined in the Agreement).

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.            AMENDMENTS TO AGREEMENT

1.1 Amendment to Preamble Paragraph and References to GE Money Bank.  Bank’s address in the preamble paragraph to the Agreement is hereby deleted and replaced with the following:  “170 Election Road, Suite 125, Draper, UT, 84020”.  In addition, each and every reference to “GE Money Bank” in the Agreement is hereby deleted and replaced with “GE Capital Retail Bank”.

1.2 Addition of Subsection 2.2(l).  A new subsection 2.2(l) is hereby added to the Agreement as follows:

“(l)           Give due consideration to Bank’s recommendations for improved positioning of financing promotional offers on the Retailer Website.  Bank acknowledges and agrees that Retailer retains sole discretion and control with respect to the content of the Retailer Website.”

1.3 Amendment to Section 13.10.  Bank’s address for notice and contact information set forth in Section 13.10 is hereby deleted in its entirety and replaced with the following:

“if to Bank:

GE Capital Retail Bank
170 Election Road, Suite 125
Draper, Utah 84020

With copies to

GE Capital -- Payment Solutions

950 Forrer Boulevard
Kettering, Ohio 45420

Attn:  Counsel / Risk Group

and

GE Capital -- Payment Solutions
777 Long Ridge Road
Stamford, Connecticut 06902
Attn: General Counsel”.

1.4 Addition of Section 13.18.  A new Section 13.18 is hereby added to the Agreement as follows:

“13.18           Prohibition on Illegal Gambling.  Retailer certifies that it does not engage in an Internet gambling business (as defined in 12 CFR 233.2(r)) and covenants that it shall not accept a Credit Card with respect to any transaction through any Retailer sales channel in furtherance of any such gambling enterprise.”

1.5 Addition of Section 13.19.  A new Section 13.19 is hereby added to the Agreement as follows:

“13.19           Obligations Subject to Law.  All obligations of either party hereunder shall be subject to all applicable laws, including any changes or amendments thereto and either party may take any actions that it in good faith believes are required by then applicable law or the direction of any regulatory authority or, in Bank’s case, to prevent the occurrence of an “unsafe or unsound” banking practice (as defined in 12 U.S.C. § 1818); provided, that Section 9.2(k) will continue to be applicable with respect to any such action taken as hereinabove authorized, if such action constitutes or gives rise to a Force Majeure Event.”

1.6 Amendment to Appendix A.  The definition of “Credit Review Point” in Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

““Credit Review Point” means Three Hundred Fifty Million Dollars ($350,000,000) or such other higher amount as Bank, in its sole discretion, may from time to time specify to Retailer in writing.”

1.7 Amendment to Schedule 3.5.  Schedule 3.5 to the Agreement is hereby deleted in its entirety and replaced with revised Schedule 3.5 attached hereto as Exhibit A.

1.8 Amendment to Schedule 3.6.  Schedule 3.6 to the Agreement is hereby deleted in its entirety and replaced with revised Schedule 3.6 attached hereto as Exhibit B.

II.            GENERAL

2.1           Authority for Amendment.  The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and Bank and upon execution by all parties will constitute a legal, binding obligation thereof.

2.2           Effect of Amendment.  Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect.  The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.

2.3           Binding Effect; Severability.  Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure.  In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.4           Further Assurances.  The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

2.5           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Utah.

2.6           Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

[Signature page follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

SELECT COMFORT CORPORATION By: /s/ Mark A. Kimball Name: Mark A. Kimball Title: SVP & General Counsel	GE CAPITAL RETAIL BANK By: /s/ Glenn P. Marino Name: Glenn P. Marino Title: EVP

SELECT COMFORT RETAIL CORPORATION

By:                      /s/ Mark A. Kimball
Name:                      Mark A. Kimball
Title:                         SVP & General Counsel

EXHIBIT A

SCHEDULE 3.5
To
Credit Card Program Agreement

Program Fee Percentages

Retail Purchases:

Promotion	Program Fee Percentage
With Pay/Deferred Interest
6 Month	[***]
12 Month	[***]
18 Month	[***]
24 Month	[***]
Equal Payments/No Interest
18 Month	[***]
24 Month	[***]
36 Month	[***]
48 Month	[***]

Direct Purchases; ECOM Purchases:

Promotion	Program Fee Percentage
With Pay/Deferred Interest
6 Month	[***]
12 Month	[***]
18 Month	[***]
24 Month	[***]
Equal Payments/No Interest
18 Month	[***]
24 Month	[***]
36 Month	[***]
48 Month	[***]

[***Confidential portion has been omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.]

EXHIBIT B

SCHEDULE 3.6
To
Credit Card Program Agreement
Interest Rate Adjustor Calculations

Discount Rate Adjustments based on changes in 12 Month Libor (Current Active Promotional offers)
Base Twelve Month LIBOR: 1.00%
Promotion Type	Adjustor Formula	Adjustor per 25 bps (1 click) change in Base Twelve Month LIBOR	LIBOR RANGES - Cost of Funds Pricing Schedule
			0.26% through 0.50%	0.51% through 0.75%	.76% through 1.24%	1.25% through 1.49%	1.5% through 1.74%	1.75% through 1.99%	2.00% through 2.24%
With Pay/ Deferred Interest
Retail 6 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 6 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail 12 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 12 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail 18 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 18 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Equal Payments/ No Interest
Retail 18 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 18 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 24 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail 36 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 36 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retail 48 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Direct/ECOM 48 Months	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***Confidential portion has been omitted pursuant to a request for confidential treatment and has been filed separately with the Commission.]

For purposes of clarification only, the following is an example of how the interest rate adjustor will be calculated:

1.  As of the Eleventh Amendment Effective Date, the Program Fee Percentages shall be as set forth on Schedule 3.5 and such Program Fee Percentages were established based on the Base Twelve Month LIBOR of 1.00%.

2. If at the end of the calendar quarter ending on June 30, 2012 the Twelve Month LIBOR is 0.74% (a movement of 26 basis points from the Base Twelve Month LIBOR), then the Program Fee Percentages will be adjusted in accordance with Section 3.6 of this Agreement to the rates set forth above in this Schedule 3.6 under the >.51% and <0.75% LIBOR increment.  Such adjusted Program Fee Percentages will be effective as of the first day of the second month of the calendar quarter beginning on July 1, 2012 (i.e., such rates will be implemented on August 1, 2012) and will remain in effect until the Program Fee Percentages for the next quarterly adjustment become effective (as described below).

3.  At the end of the calendar quarter ending on September 30, 2012, adjustments to the then current Program Fee Percentages will made as follows:  (1) the adjustments made to the Program Fee Percentages described in Item 2 above will be eliminated, (2) the Program Fee Percentages will revert to those set forth above in this Schedule 3.6 under the >.76% and <1.25 LIBOR increment, (3) any adjustments to the Program Fee Percentages for the calendar quarter beginning on October 1, 2012 will be determined in accordance with Section 3.6 of the Agreement based on the movement of the Twelve Month LIBOR as compared to the Base Twelve Month LIBOR of 1.00%, (4) any adjusted Program Fee Percentages will become effective as of the first day of the second month of the calendar quarter beginning on October 1, 2012 (i.e. such rates will be implemented on November 1, 2012), and (5) the Program Fee Percentages in effect prior to the foregoing adjustment will remain in effect until the first day of the second month of the  calendar quarter that begins on October 1, 2012 (i.e. such rates will remain in effect until November 1, 2012).

4.  If at the end of the calendar quarter ending on September 30, 2012, the Twelve Month LIBOR is 0.99% (a movement of 1 basis point from the Base Twelve Month LIBOR of 1.00%), then (1) effective as of November 1, 2012, the Program Fee Percentages for the calendar quarter beginning on October 1, 2012 will be those set forth above in this Schedule 3.6 under the >.76% and <1.25 LIBOR increment because the movement of 1 basis point does not exceed the 25 basis points movement necessary for an additional adjustment, and (2) the Program Fee Percentages in effect pursuant to Item 2 above will remain in effect until November 1, 2012.

5.  For the avoidance of doubt the foregoing example does not account for any pricing adjustments (other than for cost of funds) that may be made pursuant to the Agreement.